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                                                                   EXHIBIT 10.11

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment ") is made and entered as of the 1st day of January, 2005 (the "Effective Date"), by and between GRYPHON GOLD CORPORATION., a Nevada corporation ("Gryphon"), EVERGREEN MINERAL VENTURES LLC, a single member Colorado limited company ("Assignor ") and ALLEN GORDON, a Colorado resident ("Gordon").

                              W I T N E S S E T H:

         WHEREAS, Assignor has agreed to assign its benefits and obligations under an Executive Compensation Agreement ("Agreement") dated as of October 1, 2003 between Gryphon and Assignor and Gordon has agreed to assume the benefits and obligations of Assignor under the Agreement as of the Effective Date. The Agreement is attached as Exhibit A hereto.

         WHEREAS, Gryphon consents to the Assignment by Assignor and the assumption by Gordon of the Agreement referred to herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gryphon, Assignor and Gordon hereby agrees as follows:

         1. Assignment. Subject to the terms of this Assignment, Assignor hereby assigns, conveys and transfers to Gordon, his successors and assigns, Assignor's title, interest, privilege, benefit and remedies in the Agreement.

         2. Acceptance and Assumption. Upon execution of this Assignment, and at all times thereafter, Gordon accepts the assignment, and assumes and agrees to keep, perform and be bound by all of the terms, covenants, conditions and obligations which are required to be performed by Gordon under the Agreement.

         3. Consent. Gryphon hereby consents to the assignment of the Agreement by Assignor to Gordon and Gryphon and Gordon acknowledge, confirm and agree that there shall be no lapse in any benefits contained in the Agreement and Gordon shall personally be entitled to all benefits under the Agreement as if Gordon originally executed the Agreement as of October 1, 2003.

         4. Other Acts. The parties agree to sign all documents or instruments and do all acts as may be reasonably necessary or desirable to carry out the intent of this Assignment.

         5. Indemnity.

               5.1 Indemnity by Assignor. Assignor agrees to indemnify and hold Gordon harmless from any loss, liability or expense (including reasonable attorney fees) arising out of or related to the performance of Assignor's obligations under the Agreement and this Assignment.

               5.2 Indemnity by Gordon. Gordon agrees to indemnify and hold Assignor
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harmless from any loss, liability or expense (including reasonable attorney fees) arising out of or related to the performance of Assignor's obligations under the Agreement and this Assignment.

         6. Miscellaneous Provisions.

               6.1 No Oral Modifications. This Assignment may not be amended or modified except in writing executed by all parties hereto.

               6.2 Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and no other party shall be a beneficiary hereunder.

               6.3 Attorneys' Fees. In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including, without limitation, any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Assignment or with respect to any dispute relating to this Assignment, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys', paralegals', accountants', and other experts' fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith. In the event of suit, action, arbitration, or other proceeding, the amount thereof shall be determined by the judge or arbitrator, shall include fees and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law. As used herein, the term "attorneys' fees" means attorneys' fees whether or not litigation ensues and if litigation ensues whether incurred at trial, on appeal, on discretionary review or otherwise.

               6.4 Severability. The invalidity, illegality or unenforceability of any provision of this Assignment shall not affect the enforceability of any other provision of this Assignment, all of which shall remain in full force and effect.

               6.5 Non-Waiver. No delay or failure by any party to exercise any right hereunder, and no partial or single exercise of any such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

               6.6 Laws. This Assignment shall be interpreted and construed in accordance with laws of the State of Arizona.

               6.7 Counterparts. This Assignment may be executed by any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one agreement.

                            [Signature page follows.]


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         IN WITNESS WHEREOF, Gordon, Assignor and Gryphon have caused this
Assignment to be duly executed as of and on the date first above written.

                                       EVERGREEN MINERAL VENTURES LLC

                                       By:    /s/ Allen Gordon
                                             -----------------------------------
                                       Name:  Allen Gordon
                                             -----------------------------------
                                       Title: President
                                             -----------------------------------


                                       GRYPHON GOLD CORPORATION

                                       By:    Illegible
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       ALLEN GORDON, IN HIS PERSONAL CAPACITY

                                       /s/ Allen Gordon
                                       -----------------------------------------


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                                    EXHIBIT A

                        Executive Compensation Agreement